REVENUE	12 Months Ended
Dec. 31, 2025
Disclosure Of Revenue From Contracts With Customers [Abstract]
REVENUE	REVENUE
The revenue fully relates to the transfer of goods and is recognized at a point in time when the goods have been delivered to the customer.
For the years ended December 31, 2025 and 2024, the sales of RUCONEST® in the U.S. market were $311.7 million and $246.6 million, respectively. In 2023, the sales of RUCONEST® in the U.S. market were $221.2 million. Revenues of RUCONEST® in Europe and Rest of the World amounted to $6.2 million in 2025, $5.6 million in 2024 and $5.9 million in 2023.
Sales of Joenja® worldwide in 2025 were $58.2 million compared to $45.0 million in 2024 and $18.2 million in 2023. Revenues of Joenja® in Europe and Rest of World amounted to $8.1 million in 2025 compared to $4.5 million in 2024 and $0.3 million in 2023.These revenues include UK commercial sales and revenue from Named Patient Programs.
Two U.S. customers represented approximately $290.9 million, or 77%, of our net revenues in 2025, per customer $156.2 million and $134.7 million respectively. In 2024 these two U.S. customers represented approximately $227.7 million, or 77%, of our net revenues, per customer $134.8 million and $92.9 million respectively. In 2023 these two U.S. customers represented approximately $204.3 million, or 83%, per customer $108.4 million and $95.9 million respectively. These customers are specialty pharmacies that are specialized in distribution of pharmaceuticals in our and competitors' disease area and distribute our product.